SECURITIES AND
                             EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of
                         The Securities Act of 1934

              Date of Report (Date of earliest event reported):
                               April 22, 1997

                                PAYCHEX, INC.
           (Exact name of Registrant as specified in its charter)


Delaware                        0-11330                 16-1123166
__________________________________________________________________________
(State or other                 (Commission             I.R.S. Employer
jurisdiction                    File No.)               Identification
of incorporation)                                       No.)



911 Panorama Trail South           Rochester, New York             14625
__________________________________________________________________________
                  (Address of Principal Executive Offices)



Registrant's telephone number, including area code:  (716)385-6666



                                     N/A
__________________________________________________________________________
       (Former name or former address, if changed, since last report)

ITEM 5.  OTHER EVENTS

On April 22, 1997, Paychex, Inc. announced that John T. Carlen resigned as Executive Vice-President and as an Officer of the Company effective April 22, 1997.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 25, 1997

                        PAYCHEX, INC.

                        By:  /s/ John M. Morphy
                            _____________________________________
                              John M. Morphy, Vice President,
                              Chief Financial Officer and
                              Secretary